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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 1998

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-20799	58-2389244
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 404-815-0770

Item 5.  Other Events.

    This Form 8-K is being filed to make available in a single document certain previously filed financial information that may be incorporated by reference into other SEC filings of EarthLink, Inc. ("EarthLink").

    On February 10, 1998, EarthLink Network, Inc., predecessor to EarthLink, established a broad strategic relationship (the "Strategic Alliance") with Sprint Corporation ("Sprint") in the area of consumer Internet access and related services, pursuant to certain related agreements and documents, as previously reported in the Current Report on Form 8-K filed by EarthLink on February 17, 1998 and amended on August 13, 1998.

    On June 5, 1998, Sprint consummated a tender offer for 2.5 million shares of EarthLink's Common Stock at a price per share of $22.50 net in cash to each seller (the "Offer"). Immediately following the closing of the Offer, Sprint received approximately 4.1 million shares of EarthLink's Series A Convertible Preferred Stock, par value $0.01 per share, in exchange for (i) transfer to EarthLink of Sprint's approximately 130,000 Sprint Internet Passport subscribers, (ii) aggregate cash consideration of approximately $24 million and (iii) the exclusive right to use certain ports within Sprint's high-speed data network for four years.

    The following financial statements relate to the Sprint Internet Passport subscribers acquired by EarthLink in connection with such Strategic Alliance transactions on June 5, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Sprint Corporation

    We have audited the accompanying statement of revenues and direct expenses of the Consumer Internet Access Services of Sprint Corporation (the "Company") for the year ended December 31, 1997. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the revenues and direct expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and direct expenses was prepared for inclusion in the Registration Statement on Form S-1 of EarthLink Network, Inc. for purposes of complying with the rules and regulations of the Securities and Exchange Commission in lieu of the full financial statements required by Rule 3-05 for the transaction between EarthLink Network, Inc. and Sprint Corporation. The statement is not intended to be a complete presentation of the Consumer Internet Access Services of Sprint Corporation revenues and expenses.

    In our opinion, the statement of revenues and direct expenses referred to above presents fairly, in all material respects, the revenues and direct expenses described in the note to the statement of revenues and direct expenses for the Consumer Internet Access Services of Sprint Corporation for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Kansas City, Missouri March 6, 1998

CONSUMER INTERNET ACCESS SERVICES OF SPRINT CORPORATION

STATEMENTS OF REVENUES AND DIRECT EXPENSES

	Year Ended December 31, 1997	Three Months Ended March 31, 1998
		(Unaudited)
	(In Thousands)
Net operating revenues	$14,489	$6,259
Direct expenses:
Cost of services	51,313	9,813
Selling, general and administrative	13,099	2,155
Depreciation	6,070	2,146
Other	3,404	198

Total direct expenses	73,886	14,312

Direct expenses in excess of revenues	$(59,397)	$(8,053)

See Accompanying Note.

CONSUMER INTERNET ACCESS SERVICES OF SPRINT CORPORATION

NOTE TO STATEMENTS OF REVENUES AND DIRECT EXPENSES

YEAR ENDED DECEMBER 31, 1997
(UNAUDITED WITH RESPECT TO THE THREE MONTHS
ENDED MARCH 31, 1998)

Summary of Significant Accounting Principles

Basis of Presentation

    The statements of revenues and direct expenses represent the activities related to the Consumer Internet Access Services of Sprint Corporation and have been prepared in connection with the transaction between EarthLink Network, Inc. and Sprint Corporation. The statements of revenues and direct expenses are not intended to be a complete presentation of the revenues and expenses of the Consumer Internet Access Services of Sprint Corporation because corporate allocated expenses have not been included. Direct expenses are defined as those costs which were incurred as a direct result of providing Consumer Internet Access Services and which will no longer be incurred by Sprint Corporation subsequent to consummation of the transaction with EarthLink Network, Inc.

    Sprint Corporation began offering Internet access in the fourth quarter of 1996 and any revenues generated and direct operating expenses incurred from inception through December 31, 1996, were nominal. Sprint Corporation reports this operation within its "Emerging Businesses Segment" (the "Group") and maintains the financial information relative to the Internet subscribers in the Group. Revenues and direct operating expense information are separately maintained for the Consumer Internet Access Services within the Group. Sprint Corporation does not, however, separately maintain and account for other costs and expenses to operate this business and is unable to determine or reasonably estimate these costs on a historical basis. In addition, Sprint Corporation does not separately maintain and account for all assets used in the consumer Internet access services business. Such assets, primarily network related, are recorded in the other businesses of Sprint Corporation and used by the other divisions of Sprint Corporation, including the Group. Accordingly, financial statements for 1996 and full financial statements required by Rule 3-05 of Regulation S-X have not been presented.

    The statements of revenues and direct expenses are not indicative of the financial condition or results of operations of this business going forward because of the change in the business and the omission of various operating expenses.

Unaudited Financial Information

    The statement of revenues and direct expenses for the three months ended March 31, 1998 is unaudited. Sprint Corporation believes that such information includes all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the revenues and direct expenses related to the Consumer Internet Access Services of Sprint Corporation.

Revenue Recognition

    Operating revenues are recognized as services are rendered to customers and are recorded net of an estimate for uncollectible accounts. The provision for doubtful accounts for the year ended December 31, 1997 and the three months ended March 31, 1998 was $723,000 and $471,000 (unaudited), respectively.

Depreciation

    The cost of property, plant and equipment is depreciated on a straight-line basis over estimated economic useful lives.

Use of Estimates

    The statements of revenues and direct expenses are prepared in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the financial statement. Actual results could differ from those estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders
of EarthLink Network, Inc.

    We have audited the accompanying statement of assets acquired and liabilities assumed of the Sprint Internet Passport Business acquired by EarthLink Network, Inc. as of June 5, 1998. This statement of assets acquired and liabilities assumed is the responsibility of the Company's management; our responsibility is to express an opinion on the statement of assets acquired and liabilities assumed based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets acquired and liabilities assumed is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets acquired and liabilities assumed. An audit also includes, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets acquired and liabilities assumed. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of assets acquired and liabilities assumed was prepared for inclusion in the Registration Statement on Form S-1 of EarthLink Network, Inc. for purposes of complying with the rules and regulations of the Securities and Exchange Commission in lieu of the full financial statements required by Rule 3-05 of Regulation S-X for the transaction between EarthLink Network, Inc. and Sprint Corporation.

    In our opinion, the accompanying statement of assets acquired and liabilities assumed presents fairly, in all material respects, the assets acquired and liabilities assumed as described in the note to the statement of assets acquired and liabilities assumed of the Sprint Internet Passport Business by EarthLink Network, Inc. as of June 5, 1998, in conformity with generally accepted accounting principles.

Price Waterhouse LLP

Costa Mesa, California
June 16, 1998

EARTHLINK NETWORK, INC.

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

OF THE SPRINT INTERNET PASSPORT BUSINESS

June 5, 1998
(In Thousands)
Current assets:
Cash	$23,750

Total current assets	23,750
Intangible assets	119,718

143,468

Current liabilities:
Other accounts payable and accrued liabilities	(8,468)

Total current liabilities	(8,468)

Net assets acquired	$135,000

See accompany note to this financial statement.

EARTHLINK NETWORK, INC.

NOTE TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
OF THE SPRINT INTERNET PASSPORT BUSINESS

JUNE 5, 1998

Summary of Significant Accounting Principles

Basis of Presentation

    The statement of assets acquired and liabilities assumed represents the acquisition by EarthLink Network, Inc. (the "Company") of the Sprint Internet Passport business ("SIP") of Sprint Corporation ("Sprint") in a transaction accounted for as a purchase. The purchase price paid by the Company consisted of approximately 4.1 million shares of Series A Convertible Preferred Stock, which has been valued at $135,000,000. In exchange for the Series A Convertible Preferred Stock, the Company obtained SIP's customer base, cash and access to Sprint's high-speed data network. Sprint has further provided the Company access to up to $100 million in convertible debt financing, and has entered into a Marketing and Distribution Agreement with the Company.

    Sprint Corporation began offering Internet access in the fourth quarter of 1996. Sprint reports this operation within its "Emerging Businesses Segment" (the "Group") and maintains the financial information relative to the Internet subscribers in the Group. Revenues and direct operating expense information are separately maintained for the Sprint Internet Passport business within the Group. Sprint Corporation does not, however, separately maintain and account for other costs and expenses to operate this business and is unable to determine or reasonably estimate these costs on a historical basis. In addition, Sprint Corporation does not separately maintain and account for all assets used in the Sprint Internet Passport business. Such assets, primarily network related, are recorded in the other businesses of Sprint Corporation and used by the other divisions of Sprint Corporation, including the Group. Accordingly, the Company has included this statement of assets acquired and liabilities assumed in order to comply with Rule 3-05 of Regulation S-X.

Use of Estimates in Preparation of Financial Statements

    The preparation of the statement of assets acquired and liabilities assumed in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement. Actual results could differ from those estimates.

Purchase Price Allocation

    The purchase price was allocated to the fair value of assets acquired, consisting of cash and intangible assets related to a customer base, Sprint's provision of additional customers and the co-branding feature of the Marketing and Distribution Agreement and the excess of consideration over the fair value of net assets acquired.

Intangible Assets

    The intangible assets are amortized on a straight-line basis over the estimated useful lives as follows: customer base amortized over 18 months, the Marketing and Distribution Agreement amortized over 5 and 10 years, which are the life of the portion of the contract related to Sprint's provision of additional customers and the overall contract life relative to the co-branding feature, respectively, and the excess of consideration over the fair value of net assets acquired over 18 months. The Company regularly reviews the recoverability of intangible assets based on estimated undiscounted future cash flows from operating activities compared with the carrying values of the intangible assets.

Other Accounts Payable and Accrued Liabilities

    The liabilities consist of accrued expenses for incremental acquisition costs directly attributable to the acquisition, primarily investment banking, legal and accounting professional fees.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
Date: July 31, 2001	By:
Charles G. Betty Chief Executive Officer

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.